UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2023

TIPTREE INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 Steamboat Road	2nd Floor	Greenwich	CT	06830
(Address of Principal Executive Offices)				(Zip Code)

(212) 446-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TIPT	NASDAQ	Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

    On November 8, 2023, Tiptree Inc. (“Tiptree”) issued a press release announcing that its specialty insurance subsidiary, The Fortegra Group, Inc. (“Fortegra”), has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) relating to a proposed initial public offering (“IPO”). Tiptree expects Fortegra’s IPO to be a primary offering with the net proceeds used to execute its growth strategy and for working capital and general corporate purposes.

Fortegra intends to list securities on the New York Stock Exchange under the symbol “TFG”. The size of the proposed offering and price range for the proposed offering have not yet been determined. Tiptree expects to maintain majority ownership of Fortegra and believes a Fortegra IPO will create a platform to serve the future capital needs of the business.

A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website in the press release attached as Exhibit 99.1 hereto is not a part of this current report on Form 8-K. The information contained in this Item 7.01, including the information contained in the press release attached as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The press release attached as Exhibit 99.1 hereto is being issued pursuant to Rule 134 under the Securities Act, and is neither an offer to sell nor a solicitation of an offer to buy securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, any securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

99.1	Press Release, dated November 8, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	November 8, 2023	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer